UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        July 8, 2011

Syms Corp
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 902-9600

     Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 8, 2011, the Company issued a press release announcing that its 2011 Annual Meeting of the Shareholders, which was originally scheduled for 11:00 a.m., Eastern daylight time, on Friday, August 5, 2011, has been rescheduled for 11:00 a.m., Eastern daylight time, on Friday, July 29, 2011, at its executive offices, One Syms Way, Secaucus, New Jersey 07094.

Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled 2011 Annual Meeting on Friday, July 29, 2011. The record date of June 15, 2011 for the 2011 Annual Meeting has not been changed. In addition, no change has been made to the proposals to come before the 2011 Annual Meeting, which were presented in the Proxy Statement mailed to its shareholders and filed with the Securities and Exchange Commission on June 24, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1 – Press Release, dated July 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Marcy Syms
Name: Marcy Syms
Title: Chief Executive Officer

Dated:  July 8, 2011

EXHIBIT INDEX

Exhibit 99.1 - Press Release, dated July 8, 2011.